SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 2, 2006 (May 27, 2006)

Furniture Brands International, Inc.
(Exact name of Registrant as specified in charter)

Delaware	I-91	43-0337683
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

101 South Hanley Road, St. Louis, Missouri 63105
(Address of principal executive offices) (zip code)

(314) 863-1100
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers

(b)
On June 2, 2006, the Company announced that Donald E. Lasater had tendered his resignation as a member of the Company’s Board of Directors, effective May 27, 2006. A copy of the press release is furnished as Exhibit 99(a) to this report and is incorporated herein.

Item 9.01.	Exhibits

	99(a)	Press Release issued by the Company, dated June 2, 2006, reporting the resignation of Donald E. Lasater as a member of the Company’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Furniture Brands International, Inc.

By:	/s/ Lynn Chipperfield
Lynn Chipperfield
Senior Vice President

Dated: June 2, 2006

EXHIBIT INDEX

Exhibit No.	Description

99(a)	Press Release issued by the Company, dated June 2, 2006, reporting the resignation of Donald E. Lasater as a member of the Company’s Board of Directors.